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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF CORGENIX MEDICAL CORPORATION
To be held January 18, 2011

TO THE SHAREHOLDERS OF
CORGENIX MEDICAL CORPORATION:

        Notice is hereby given that an annual meeting (the "Annual Meeting") of shareholders of Corgenix Medical Corporation ("Corgenix" or the "Company") will be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, 80020, on Tuesday, January 18, 2011 at 9:00 a.m. Mountain Time for the following purposes:

  1.
  To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

  2.
  To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2011; and

  3.
  To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on December 1, 2010 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on December 1, 2010 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION
11575 Main Street, Suite 400
Broomfield, CO 80020
(303) 457-4345

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD January 18, 2011

GENERAL INFORMATION

        This Proxy Statement is furnished to you as a holder of outstanding shares of Corgenix Medical Corporation common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, USA, 80020, on Tuesday, January 18, 2011 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended June 30, 2010 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about December 10, 2010.

        All Proxies that are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

        The close of business on December 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 40,918,853 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix, and approximately 79 shareholders of record. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

        If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the annual meeting for the transaction of business. Additionally, we intend to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        Abstentions will be treated as a vote against that proposal, but non-votes will not be tabulated for purposes of determining whether a proposal has been approved. Except in the case of non-votes, if a proxy is submitted without designating "FOR," "AGAINST," or "ABSTAIN" for any proposal, the ordinary shares represented by such proxy will be voted FOR such proposal.

        At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

  •
  Election of Directors:  Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting.

  •
  Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2011:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,
 President and Chief Executive Officer
December 10, 2010

        YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

QUESTIONS AND ANSWERS

1.
Q:    What may I vote on?

A:
You may vote on each of the following two proposals:

1.
ELECTION OF DIRECTORS

    There are seven nominees for election this year. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

    Your Board unanimously recommends a vote FOR each of these nominees.

    2.
    RATIFICATION OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2011.

    Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company's independent auditors.

2.
Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on December 1, 2010 are entitled to vote at the Annual Meeting.

3.
Q:    How do I vote?

A:
You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:

(a)
filing a written notice of revocation with the Corporate Secretary;

(b)
voting in person; or

(c)
returning a later-dated proxy card.

4.
Q:    How does discretionary authority apply?

A:
If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5.
Q:    Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company's transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

6.
Q:    What does it mean if I get more than one proxy card?

A:
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

7.
Q:    How many shares can vote?

A:
As of the close of business on the record date, December 1, 2010 shares of common stock were issued and outstanding. Every holder of common stock as of the close of business on December 1, 2010, the record date, is entitled to one vote for each share held.

8.
Q:    What is a "quorum?"

A:
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a "quorum" at the annual meeting. There must be a quorum for the meeting to be held.

9.
Q:    Who can attend the Annual Meeting?

A:
All shareholders that held shares of Corgenix on December 1, 2010 can attend.

10.
Q:    How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11.
Q:    Can a shareholder nominate someone to be a director of Corgenix?

A:
As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o Corgenix Medical Corporation, 11575 Main Street, Suite 400, Broomfield, Colorado 80020.

    We must receive any recommendations by September 19, 2011 for the annual meeting scheduled to be held on Tuesday, January 17, 2012 and said recommendations should include:

    •
    the name, residence and business address of the nominating shareholder and the shareholder's nominee;

    •
    a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

    •
    a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

    •
    information regarding each nominee that would be required to be included in a Proxy Statement, including the nominee's principal occupation or employment, the class and number of shares beneficially owned by the nominee;

    •
    a description of any material interest of the shareholder in the nomination;

    •
    a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

    •
    the written consent of each nominee to serve as a director, if elected.

12.
Q:    Who is soliciting proxies?

A.
The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix. The cost of the solicitation shall be borne by Corgenix. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

13.
Q:    How much did this proxy solicitation cost?

A:
The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

 GENERAL INFORMATION

        Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS.

        Our principal offices are located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

        We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

        Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to Be Held on January 18, 2011. The Proxy Statement for the Corgenix Medical Corporation 2010 Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended June 30, 2010 are available at www.corgenix.com, under SEC filings.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

        The Board of Directors currently consists of eight members, each with a term expiring at the Annual Meeting. Larry G. Rau and C. David Kikumoto, who are currently incumbent directors, have informed the Company that they do not intend to stand for re-election at the Annual Meeting. The Nominating Committee of the Board has recommended, and the Board has nominated, the remaining six incumbent directors and one new director for election at the Annual Meeting to serve as directors until the next annual meeting of the shareholders or until their successors have been elected and qualified. The Board intends to reduce the size of the Board to seven members at that time, and therefore, proxies cannot be voted for a greater number of persons than the seven nominees. Information about each nominee is given below.

        In addition to the information provided in the biographies below, each director was selected to join our Board of Directors based upon their character and integrity; their considerable business and governance experience; their proven leadership skills; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. No factor was by itself controlling.

Nominees

LUIS R. LOPEZ, M.D.
Age: 62
Director since May 1998

        Luis R. Lopez, M.D., served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2006 when his title was changed to Chairman of the Board of Directors and Chief Medical Officer. In July 2009, Dr. Lopez stepped down from his role as Chairman. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age: 62
Director since May 1998

        Douglass T. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2006. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by

Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

ROBERT TUTAG
Age: 69
Director since September 2005

        Robert Tutag was appointed to the Company's Board of Directors in September 2005. Mr. Tutag is currently and since 1990, has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies. From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country's premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483's) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

DENNIS WALCZEWSKI
Age: 62
Director since January 2006

        Dennis Walczewski was appointed to the Company's Board of Directors in January, 2006. Mr. Walczewski's background consists of over 30 years experience in the Diagnostic and Biotechnology industries. Mr. Walczewski has held either management or executive positions in Promega, T-Cell Diagnostics, Endogen and Boehringer Manheim (now Roche). He has been employed by MBL international or MBLI for the previous five years and now is their Chief Executive Officer. Mr. Walczewski hold a B.S. in Chemistry from Suffolk University and an MBA from Indiana Wesleyan University. Per our arrangement with MBL, Mr. Walczewski is not compensated in cash by Corgenix for board meetings attended, but does, however, receive stock options in parallel with the independent members of our Board of Directors.

STEPHEN P. GOUZE
Age: 59
Director since February 2008

        Stephen P. Gouze was appointed to the Company's Board of Directors in February, 2008, and in July 2009, was elected Chairman of the Board. Mr. Gouze was selected as Chairman of the Board due to his extensive senior executive experience in our industry segment. From 1998 through 2008, Mr. Gouze was President of DiaSorin, Inc., the U.S. subsidiary of a $250 million international diagnostic company, DiaSorin, S.p.A., a company focusing on hepatitis, endocrinology and instrumentation. From 1997 to 1998, Mr. Gouze was Vice President, Sales and Marketing of IncSTAR Corporation, the predecessor company of DiaSorin. From 1994 to 1997, Mr. Gouze was Vice President,

Sales and Marketing for PathCor, Inc. (Medical Arts Laboratory), an Oklahoma City clinical testing laboratory. From 1989 to 1994, Mr. Gouze was the Director of Marketing of Sanofi Diagnostics Pasteur, a major international diagnostic company focusing on blood viruses, autoimmunity and allergies, and from 1987 to 1989, he was the Marketing Manager of Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), a predecessor division of Sanofi Diagnostics Pasteur. Mr. Gouze received a B.S. in Medical Technology from the University of Wisconsin.

DAVID LUDVIGSON
Age: 60
Director since July 2010

        David Ludvigson was appointed to the Company's Board of Directors in July 2010. Mr. Ludvigson is currently President of Knight-Ludvigson Advisors, a business consultancy firm in addition to being a Director of China Stem Cells since June of 2010. From 2003 until 2009, Mr. Ludvigson was an executive with Nanogen, Inc., a molecular and point of care diagnostics company ("Nanogen"). Mr. Ludvigson joined Nanogen full-time as Executive Vice President, Chief Financial Officer and Treasurer and was appointed to the position of President and Chief Operating Officer in June, 2004. Mr. Ludvigson was a director of Nanogen from 1996 until June 2003. Prior to joining Nanogen, he was President and Chief Executive Officer of Black Pearl, Inc. ("Black Pearl"), an event-based business intelligence software company, from November 2001 until January, 2003. Prior to Black Pearl, from August 2000 to January 2001, Mr. Ludvigson was President of InterTrust Technologies, a digital rights management software company. Prior to joining InterTrust Technologies, Mr. Ludvigson was a Senior Vice President and Chief Operating Officer of Matrix Pharmaceuticals, Inc. ("Matrix") from October 1999 to August 2000. In addition, from 1998 to August 2000 he was also the Chief Financial Officer of Matrix. From February 1996 to June 1998, Mr. Ludvigson was President and Chief Operating Officer of NeTpower. From 1992 to 1995, Mr. Ludvigson was Senior Vice President and Chief Financial Officer of IDEC Pharmaceuticals. Prior to that time, he served as Senior Vice President of Sales and Marketing for Conner Peripherals and as Executive Vice President, Chief Financial Officer and a director of MIPS Computer Systems, Inc., a RISC microprocessor developer and systems manufacturer. Mr. Ludvigson is also a Director of China Stem Cells Ltd. Mr. Ludvigson received a B.S. and an M.A.S. from the University of Illinois.

BRUCE A. HUEBNER
Age: 60
Director Nominee

        Bruce A. Huebner is currently Managing Director of LynxCom Partners, LLC, a healthcare consulting firm ("LynxCom"). Mr. Huebner has served as Managing Director of LynxCom since July 2010 and also served as Managing Director of LynxCom from October 2008 to October 2009 and October 2004 to May 2005. From October 2009 to June 2010, Mr. Huebner was President and Chief Executive Officer of TrovaGene, Inc., a California molecular diagnostics company. Mr. Huebner also served as President of Osmetech Molecular Diagnostics, another California molecular diagnostics company from May 2005 to July 2008. Mr. Huebner joined Nanogen in 2002 as President and Chief Operating Officer and served until September 2004. From 1996 to 2002, Mr. Huebner was the Executive Vice President and Chief Operating Officer of Gen-Probe Incorporated, a Japanese owned biotech diagnostics company ("Gen-Probe"). From 1992 to 1995 Mr. Huebner was the Vice President of Marketing and Sales for Gen-Probe. Mr. Huebner received a B.S. in Chemistry and Biology from the University of Wisconsin-La Crosse.

Votes Required to Elect Directors; Board Recommendation

        Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting. It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected. In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF LUIS R. LOPEZ, DOUGLASS T. SIMPSON, DENNIS WALCZEWSKI, ROBERT TUTAG, STEPHEN P. GOUZE, DAVID LUDVIGSON AND BRUCE A. HUEBNER.

 BOARD AND COMMITTEES

Structure and Operation of the Board of Directors

        You should know the following information about the structure of the Board of Directors (the "Board") and its operations:

  •
  Each director serves for a term of one year, until the director resigns, or until the director's successor is duly elected, appointed or seated.

  •
  The Board currently consists of four outside or "independent" directors as that term is defined in the NYSE AMEX Company Guide—Messrs. Tutag, Gouze, Kikumoto and Rau (the "Outside Directors"); one director who serves as the representative of one of our Strategic Partners, MBL Corporation, Mr. Walczewski; one director who serves as the representative of another of our Strategic Partners, the Elitech Group, Mr. Ludvigson; one director who is the Company's President and Chief Executive Officer, Mr. Simpson; and one director who is the Company's Chief Medical Officer, Dr. Lopez. Six of the seven people nominated for election at the Annual Meeting are currently a director. Mr. Huebner, if elected, will be considered an independent director.

  •
  The Company maintains separate roles for the Chief Executive Officer and Chairman of the Board. This leadership structure allows the Chief Executive Officer, Mr. Simpson, to provide day-to-day management, serve as a leader to the management team, set the strategic direction of the Company and formulate corporate strategy. Mr. Gouze, an independent director and Chairman, brings experience, oversight and expertise from outside the Company and industry to lead the Board and provide advice and assistance to the Chief Executive Officer. The Board believes that this structure is effective and allows for a balanced corporate vision and strategy.

  •
  The Board usually meets in scheduled meetings either in person or via conference telephone call. In Corgenix's fiscal year ended June 30, 2010, the Board took action three times solely by written consent, in lieu of a formal meeting. In addition, the Board met six times in person or via conference telephone call.

Risk Oversight

        The Board's independent directors have an active role in overseeing management of the Company's risks. The Board's role in risk oversight includes reviewing information provided by Company management of areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, and strategic risks. The Board's independent directors regularly meet in executive sessions to discuss all material matters, such as executive compensation, goals of the Company and risks. The Board and the independent directors use the information to understand the Company's risk identification, risk management, and risk mitigation policies and procedures. The Board believes that risk management is an integral part of the Company's strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Structure and Operation of the Committees

        The Board has established a standing audit committee, compensation committee, and nominating committee, all of which are chaired by an Outside Director. You should know the following information about the operations of the three committees of the Board:

Audit Committee

        The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the NASDAQ regarding the membership of the Company's Audit Committee. However, each of the members of the audit committee is independent as defined in the NYSE AMEX Company Guide.

        The Board has adopted a written charter for the Audit Committee. The charter may be viewed on the Company's website at www.Corgenix.com.

        The Audit Committee currently consists of three Outside Directors: Messrs. Kikumoto, Tutag and Gouze. Mr. William Critchfield, the Senior Vice President and Chief Financial Officer, usually participates in Audit Committee meetings as requested. The Board has determined that Mr. Kikumoto qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission and is independent as defined by the NYSE AMEX Company Guide.

        The functions of the Audit Committee include:

  •
  making recommendations to the Board regarding the selection of independent auditors,

  •
  reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

  •
  reviewing and evaluating Corgenix's audit and control functions.

        Four Audit Committee meetings were held during the last fiscal year.

Audit Committee Report

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities with respect to matters involving our accounting, financial reporting and internal control functions. The Audit Committee has sole authority to select our independent registered public accounting firm.

        Management is responsible for preparing the financial statements so that they comply with generally accepted accounting principles of the United States of America and fairly present our financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the Securities and Exchange Commission; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

        Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by the PCAOB, as currently in effect, and the Audit Committee has discussed with the independent registered public accounting firm that firm's independence. The Audit Committee has considered whether the independent registered public accounting firm's provision of non-audit services is compatible with maintaining the independence of the accountants.

        Based on the above discussion and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for filing with the SEC.

Audit Committee of Corgenix Medical Corporation

Robert Tutag
Stephen P. Gouze
C. David Kikumoto

Compensation Committee

        The Compensation Committee currently consists of three Outside Directors, Messrs. Tutag, Rau and Kikumoto. The purpose of the Compensation Committee is to (i) discharge the Board's responsibility relating to compensation of our executive officers; (ii) review and recommend to the Board compensation plans, policies and programs as well as approve individual executive officer compensation and (iii) prepare the annual report on executive compensation required to be included in our annual proxy statement. Additionally, the Committee overseas the Chief Executive Officer, or CEO, as well as executive management appointments at our headquarters and major subsidiaries.

        The main objective of the Compensation Committee is the development of the philosophy and policy that will guide executive pay practices and decisions, such as:

  •
  Recruitment and retention of officers;

  •
  Creation of pay plans that tie to stockholder interests;

  •
  Establishment of pay programs with the appropriate mix of fixed pay versus variable pay;

  •
  Incorporation of an appropriate amount of risk and stretch goals into incentive programs;

  •
  Establishment of pay programs which are efficient from tax, accounting and securities law perspectives;

  •
  Ensure there are no barriers to desired business transactions; and

  •
  Ensure protection of proprietary information and protect against future competition by executives through employment agreements and non-compete covenants.

        The most significant duties and responsibilities of the Compensation Committee are as follows:

  •
  Annually review and approve the goals and objectives relevant to CEO compensation and evaluate the CEO's performance in light of the goals and objectives and establish the individual elements of the CEO's total compensation;

  •
  Establish compensation plans, including policies and programs with respect to the incentive compensation plans and equity-based plans;

  •
  Review and monitor our employee and management compensation and benefit plans and policies, provide oversight of any employee benefit plans, and review and approve the compensation of executive officers;

  •
  Review and approve, for the CEO and other officers, when and if appropriate, employment agreements, severance agreements and change of control provisions/agreements; and

  •
  Report on the executive compensation as required by applicable laws and regulations for inclusion in our proxy statement or other SEC filings.

        The Compensation Committee met four times during the last fiscal year.

        The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company's website at www.Corgenix.com.

Compensation Committee Report on Executive Compensation

        The Company's executive compensation program is administered by the Compensation Committee of the Board. The Committee recommends the compensation of all executive officers of the Company to the Board. In reviewing the compensation of individual executive officers, the Committee considers the recommendations of management, published compensation surveys and current market conditions. Our Compensation Committee has the authority to seek advice and assistance from outside consultants and our executive officers in determining and evaluating director, CEO and other executive officer compensation. The overall goals have been to attract, retain, motivate, and align the executives and directors with stockholder share value. During fiscal 2010, we solicited advice from Sharon L. Anderson, HR Consulting ("the consultant"). The data provided in 2010 is referred to as the "2010 Report." The consultant provided us with recommendations and findings on executive base pay, bonus, long-term incentive cash and equity awards. The recommendations and findings are used for executives as a long-term target to give the various pay components a grounded focus. The Compensation Committee has the authority to obtain advice and assistance from any officer or any outside legal experts or other advisors. The Compensation Committee has also utilized the advice of the CEO in determining compensation and performance of executive officers.

        Executive Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

        Base Salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical device companies. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

        Bonus Plan.    Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and EBITDA (earnings before interest, taxes, depreciation and amortization).

        Incentive Compensation Plan.    The 2007 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business. Options granted to executive officers under the 2007 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement. Restricted stock may also be awarded under the plan.

        Director Compensation.    The outside and independent directors, Messrs. Tutag, Rau, Kikumoto and Gouze, currently receive an annual stock option grant in addition to a cash payment of $500 per board meeting and $250 per board committee meeting for service on the Board. The outside and independent directors also may be reimbursed for certain out-of-pocket expenses in connection with attendance at Board and committee meetings. For fiscal year 2010, the outside and independent directors received no stock options to purchase Company shares, and received cash compensation ranging from $2,750 to $4,250 for Board service, with the exception of Mr. Walczewski, who received no cash compensation for Board service.

Compensation Committee of Corgenix Medical Corporation

Robert Tutag
Larry G. Rau
C. David Kikumoto

Nominating Committee

        The Nominating Committee, which met one time during fiscal year ending 2010, is currently comprised of Mr. Rau and Mr. Gouze. Each member of the Nominating Committee is independent as defined by the NYSE AMEX Company Guide. The Nominating Committee is responsible for overseeing and evaluating the Board's performance and selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee. The Committee also oversees and provides advice to the Board regarding our corporate governance policies, practices and procedures.

        The Board of directors has adopted a written charter for the Nominating Committee, a copy of which is available on the Company's website at www.Corgenix.com.

        The Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates who are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year's annual Proxy Statement under the heading "Shareholder Proposals" in order to be considered by the Committee in connection with our next annual meeting of shareholders.

        Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee, which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate. Procedures for nomination are discussed above on pages 2 and 3.

        A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Corgenix. The Nominating Committee seeks to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Nominating Committee of Corgenix Medical Corporation

Larry G. Rau
Stephen P. Gouze

Communication with Shareholders

        We have established a process for shareholders to communicate with the board of directors. Shareholders wishing to communicate with the board of directors of Corgenix should send an email, write or telephone William Critchfield at the Company's corporate offices:

William Critchfield
Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Telephone: (303) 453-8903
Facsimile: (303) 453-8898
wcritchfield@corgenix.com

        All such communication must state the type and amount of Company securities held by the Shareholders and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Critchfield will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

        All members of the board of directors are encouraged, but not required, to attend the Annual Meeting. All directors, other than Mssrs. Kikumoto and Walczewski, attended the December 2009 annual meeting of shareholders.

Code of Ethics

        Corgenix has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the code of ethics and the code of business conduct are available on the Company's website at www.Corgenix.com.

MANAGEMENT

Directors and Executive Officers

        The following table sets forth certain information with respect to the current directors and executive officers of Corgenix:

Name	Age*	Position	Director/Officer Since**
Douglass T. Simpson	62	President and Chief Executive Officer, Director	1992
Luis R. Lopez, M.D.	62	Chief Medical Officer, Director	1990
William H. Critchfield	65	Senior Vice President, Finance and Administration and Chief Financial Officer	2000
Ann L. Steinbarger	57	Senior Vice President Operations	1996
Taryn G. Reynolds	51	Vice President Facilities and IT	1992
Robert Tutag	69	Director	2005
Dennis Walczewski	62	Director	2006
Larry G. Rau	64	Director	2006
C. David Kikumoto	61	Director	2006
Stephen P. Gouze	59	Chairman	2008
David Ludvigson	60	Director	2010

*
As of December 31, 2010.

**
Includes predecessor Company—REAADS Medical Products, Inc.

        Douglass T. Simpson, Mr. Simpson's biographical information is on page 5 of this Proxy Statement.

        Luis R. Lopez, M.D., Dr. Lopez's biographical information is on page 5 of this Proxy Statement.

        William H. Critchfield, has been Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2006 and was Vice President and Chief Financial Officer from December 2000 to April 2006. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

        Ann L. Steinbarger, has been the Senior Vice President, Operations of Corgenix since April 2006 and was the Vice President of Sales and Marketing from May 1998 to April 2006. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

        Taryn G. Reynolds, has been a Vice President of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Facilities and Information Technology. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado based property, operational and financial management firms.

        Robert Tutag, Mr. Tutag's biographical information is on page 6 of this Proxy Statement.

        Dennis Walczewski, Mr. Walczewski's biographical information is on page 6 of this Proxy Statement.

        Stephen P. Gouze, Mr. Gouze's biographical information is on page 6 of this Proxy Statement.

        David Ludvigson, Mr. Ludvigson's biographical information is on page 7 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the information received and written representations from the persons subject to Section 16(a), we believe that all of the Company's directors and executive officers filed their required reports on a timely basis during the fiscal year ended June 30, 2010.

 EXECUTIVE COMPENSATION

        The following table shows how much compensation was paid by Corgenix for the last three fiscal years to our Principal Executive Officer, and the other two most highly compensated Executive Officers, for services rendered during such fiscal years (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Stock Incentive Plan Comp ($)	All other Comp. ($)(1)	Total ($)
Douglass T. Simpson	2010	$209,470	$—	$20,947	$—	—	$16,985	$247,402
President, Chief	2009	$209,094	$—	$12,380	$—	—	$21,338	$242,812
Executive Officer	2008	$200,450	$—	$—	$—	—	$13,334	$213,784
Dr. Luis R. Lopez	2010	$188,623	$—	$14,147	$—	—	$13,419	$216,189
Chairman and Chief	2009	$188,285	$—	$7,400	$—	—	$23,361	$219,046
Medical Officer	2008	$180,500	$—	$—	$—	—	$17,383	$197,883
William H. Critchfield	2010	$180,502	$—	$13,538	$—	—	$13,099	$207,139
Senior Vice President	2009	$180,106	$—	$9,900	$—	—	$20,038	$210,044
Finance and Administration	2008	$171,000	$—	$—	$—	—	$13,334	$184,334
and Chief Financial Officer

(1)
We paid each executive officer an automobile allowance of $500 per month in 2010, 2009 and 2008, in addition to paying approximately 94% of each officer's group health insurance premium and the income tax effect of the stock awards.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Weighted Average Option Exercise Price ($/Share)	Option Expiration Dates	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(i)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Douglass T. Simpson	492,000	—	—	$0.347	5/19/12 - 8/1/13	—	—	—	—
Dr. Luis R. Lopez	243,000	—	—	$0.347	5/19/12 - 8/1/13	—	—	—	—
William H. Critchfield	326,000	—	—	$0.349	5/19/12 - 8/1/13	—	—	—	—

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Luis R. Lopez M.D.	—	—	—	—	—	—	—
Douglass T. Simpson	—	—	—	—	—	—	—
Robert Tutag	$3,250	—	—	—	—	—	$3,250
Dennis Walczewski	—	—	—	—	—	—	—
Larry G. Rau	$4,250	—	—	—	—	—	$4,250
C. David Kikumoto	$2,750	—	—	—	—	—	$2,750
Stephen P. Gouze	$3,500	—	—	—	—	$55,000	$58,500

        Our current policy is to pay each independent director $500 per board meeting and $250 per board committee (audit, compensation and nominating) either attended in person or via telephone. In addition, annually each independent director, is granted options to purchase shares of our common stock at the fair market value at the date of grant and vesting 100% upon grant.

Long-Term Incentive Compensation

        Effective January 1, 1999, we adopted a Stock Compensation Plan to provide executive officers an opportunity to purchase shares of our common stock as a bonus or in lieu of cash compensation for services rendered. No issuance of stock was made under the Stock Compensation Plan to any Named Executive Officer during the three fiscal years ended June 30, 2010.

Short-Term Incentive Compensation

        For the fiscal year ended June 30, 2009, effective September 8, 2008, we adopted a One Year Short-term Incentive Compensation Plan to provide executive officers an opportunity to earn shares of our common stock as a bonus and in lieu of cash compensation upon the achievement by the Company of certain stipulated and targeted EBITDA amounts. The shares of common stock issued under this plan were based upon the closing stock price of the company's common stock as of June 30, 2009, which was $0.095. Based upon the reported EBITDA figures for the current fiscal year (see Managements' Discussion and Analysis), 737,099 shares of our common stock were earned by the corporate officers and were issued to the corporate officers at the end of September 2009. Under this plan, the shares received immediately vested upon issuance. No similar issuance of stock was previously made under such a short-term plan at any time in the Company's history through the fiscal year ended June 30, 2009, and no such plan or stock issuance was made for the current fiscal year ended June 30, 2010.

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2010 and outstanding options held by the Named Executive Officers as of June 30, 2010:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Options at FY-End # Exercisable and Unexercisable	Value of In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)
Douglass T. Simpson	0	0	455,405/0	$0/0
Dr. Luis R. Lopez	0	0	237,233/0	$0/0
William H. Critchfield	0	0	293,119/0	$0/0

(1)
Based on the closing price of the Company's common stock at June 30, 2010 of $0.11 per share.

Employment and Consulting Agreements

        Since 2001, we have entered into employment agreements with each of the Company's five executive officers. Effective May 1, 2010, these contracts were modified to change the term and severance amounts as described below. As of July 1, 2010 the annual salaries for the five Executive Officers are as noted opposite each of their names:

Officer	Current Annual Salary
• Douglass T. Simpson—	$218,970 as of July 1, 2010
• Dr. Luis R. Lopez—	$192,123 as of July 1, 2010
• William H. Critchfield—	$191,502 as of July 1, 2010
• Ann L. Steinbarger—	$165,550 as of July 1, 2010
• Taryn G. Reynolds—	$125,590 as of July 1, 2010

        Each of the above employment agreements is for an initial term of three years, provides for severance payments equal to twelve month's salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of Corgenix is currently composed of Messrs. Tutag, Rau and Kikumoto, with Mr. Tutag serving as Chairman. No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of December 1, 2010, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each executive officer, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 11575 Main Street, Suite 400, Broomfield, CO 80020. Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of December 1, 2010. No director or executive officer beneficially owned more than 5% of the common stock.

        The percentage ownership data is based on 40,918,853 shares of our common stock outstanding as of December 1, 2010, plus warrants and stock options outstanding in addition to common shares underlying convertible debt. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of December 1, 2010 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, or convertible promissory note, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Wescor, Inc.(5)	15,000,001	32.67%
370 W 1700S
Logan, UT 94321
Mid South Investor Fund	3,733,335	8.86%
Warrant Strategies Fund LLC(4)	2,149,090	4.99%
350 Madison Avenue, 11th Floor
New York, NY 10017
Shelter Opportunity Fund (formerly Truk Opportunity Fund)(4)	2,149,090	4.99%
c/o RAM Capital Resources, LLC
One East 52nd Street, Sixth Floor
New York, NY 10022
Ascendiant Capital Group LLC, Ascendiant Securities LLC(3)	2,061,459	4.99%
18881 Von Karman Avenue, 16th Floor
Irvine, CA 92612
Barron Partners LP(2)	2,108,332	4.90%
c/o Barron Capital Advisors, LLC
730 Fifth Avenue, 9th Floor
New York, NY 10019
Medical & Biological Laboratories Co., Ltd.	1,100,353	2.63%
Taryn G. Reynolds(1)	1,178,823	2.83%
Dr. Luis R. Lopez(1)	1,199,414	2.90%

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Douglass T. Simpson(1)	1,096,474	2.64%
William H. Critchfield(1)	728,002	1.76%
Robert Tutag(1)	335,000	1.02%
Ann L. Steinbarger(1)	425,855	1.03%
Larry G. Rau(1)	202,000	0.49%
Stephen P. Gouze(1)	120,000	0.29%
David Kikumoto(1)	235,000	0.57%
Dennis Walczewski(1)	160,000	0.39%
David Ludvigson(1)	40,000	0.10%
All current directors and current executive officers as a group (11 persons)	5,720,568	14.03%

(1)
Current director or officer.

(2)
Contractual restrictions in the Barron Partners preferred stock purchase agreement and warrants prohibit Barron Partners, L.P. from exercising any warrants or converting any preferred stock if such conversion or exercise would cause it to exceed 4.90% beneficial ownership of Corgenix. Barron Partners holds warrants to acquire up to 15,462,964 shares of common stock.

(3)
For purposes of this calculation, the holdings of Ascendiant Capital Group, LLC have been aggregated with Ascendiant Securities, L.P. Contractual restrictions in the warrants held by the Ascendiant entities prohibit them from exercising any warrants if such exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. The Ascendiant entities together hold warrants to acquire up to 3,726,253 shares of common stock.

(4)
Contractual restrictions in its warrants and/or convertible note and purchase agreement with Corgenix prohibit each of Warrant Strategies Fund and Shelter Opportunity Fund (formerly Truk Opportunity Fund) from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. Shelter Opportunity Fund (formerly Truk Opportunity Fund) holds convertible debt, redeemable convertible preferred stock, and warrants to acquire up to 3,869,256 shares of common stock, without taking into account interest on the debt, which may also be converted into shares of common stock. Michael E. Fein and Stephen E. Saltzstein, as principals of Atoll Asset Management, LLC, the Managing Member of Shelter Opportunity Fund, LLC, exercise investment and voting control over the securities owned by Shelter Opportunity Fund, LLC. Both Mr. Fein and Mr. Saltzstein disclaim beneficial ownership of the securities owned by Shelter Opportunity Fund, LLC.

(5)
Includes 500,000 shares with respect to which Wescor has the right to acquire beneficial ownership (warrants).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There have not been any transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

PROPOSAL 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's principal outside accountant who serves as the Company's auditor and the Company's principal outside accountant for preparation of the Company's Federal and State income tax returns is Hein & Associates LLP.

        The aggregate fees billed by Hein & Associates LLP for each of the last two fiscal years for professional services rendered by the Company's principal accountants are as follows:

	Audit Fees (Includes Form QSB Reviews & Consents)	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal year ended June 30, 2010	$121,046	$—	$8,700	$—
Fiscal year ended June 30, 2009	$108,588	$—	$12,645	$—

        The Company's Audit Committee (the "Committee") is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.

        The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company's independent public accountant for the current fiscal year ending June 30, 2011. Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal year ended June 30, 2010. We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Hein & Associates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Votes Required to Ratify Accountants; Board Recommendation

        Ratification of Hein & Associates LLP's appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

 SHAREHOLDER PROPOSALS

        No shareholder proposals were received by Corgenix for inclusion in this year's Proxy Statement. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next annual meeting of shareholders, currently scheduled to be held on January 17, 2012, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, no later than September 19, 2011.

 ANNUAL REPORT

        Together with this Proxy Statement, the Company has distributed to each of our shareholders our Annual Report on Form 10-K for the year ended June 30, 2010, which includes the consolidated financial statements of the Company. If you have not received a copy of our Form 10-K for the year ended June 30, 2010 we will send you a copy, without charge, upon written request to the Company at the address below. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits themselves. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:

Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Attention: William H. Critchfield

        In addition, the Securities and Exchange Commission maintains an internet site at: http://www.sec.gov that contains information filed with them.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE

CORGENIX MEDICAL CORPORATION
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of December 1, 2010 at the Annual Meeting of Stockholders to be held on January 18, 2011 at 9 A.M., Mountain Time, at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

Please mark your votes as in this example:    ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2

PROPOSALS

1.	ELECTION OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED. NOMINEES:

		For	Withhold

	Dr. Luis R. Lopez	☐	☐

	Douglass T. Simpson	☐	☐

	Robert Tutag	☐	☐

	Bruce A. Huebner	☐	☐

	David Ludvigson	☐	☐

	Dennis Walczewski	☐	☐

	Stephen P. Gouze	☐	☐

		For	Against	Abstain

2.	RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.	☐	☐	☐

THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

[Continued on Reverse]

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation’s or partnership’s signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Stockholder(s)	Printed name(s) of Stockholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO CORGENIX MEDICAL CORPORATION, 11575 MAIN STREET, SUITE 400, BROOMFIELD, COLORADO 80020. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.